Exhibit 10.1.5

AMENDMENT NO. 1 TO THE DEVELOPMENT AGREEMENT

This Amendment No. 1 to the Development Agreement (this “Amendment No. 1”) is made and entered into as of December 11, 2008 (the “Amendment No. 1 Effective Date”) by and between QUALCOMM Incorporated having a place of business at 5775 Morehouse Drive, San Diego, California, 92121 (“Qualcomm”), and AIRCELL LLC, a Delaware limited liability company, having a place of business at 1250 North Arlington Heights Rd. Suite 500, Itasca, IL 60143 (“Aircell”).

RECITALS

A. Qualcomm and AirCell entered into that certain Development Agreement dated as of September 4, 2007 (the “Agreement”).

B. Qualcomm and AirCell, now desire to amend the Agreement to incorporate certain additional tasks to be performed by Qualcomm and paid for by Aircell.

C. Unless otherwise stated in this Amendment No. 1, all capitalized terms used herein but not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

Section 1. The following Statement of Work shall be appended to and become part of the Agreement:

“Statement of Work

1.	Project Objective:

Qualcomm shall design, develop and test enhancements to the BigSky product that will be used by Aircell and its vendors.

2.	Development Milestones

The following sets forth the development milestones for Qualcomm and Aircell and their relative priorities and due dates.

Document Section #	Qualcomm Milestones	Date
2.1	Phase I Feature Description Document	[***]
2.2	Default ESN/Aircell as PPP username/password	[***]
2.3	GAUP	[***]
2.4	EVDO Rev A MFPA/QoS	[***]
2.5	SNMP Interface to Indicate Switch Status	[***]
2.6	Antenna Selection Using a Pre-defined PN Plan	[***]
2.7	Phase II Feature Description Document	[***]
2.8	SNMP Interface to Retrieve Pilot Set Information	[***]
2.9	Key Up Dual Tx at Max Power w/o Fwd Link	[***]
2.10	Boot Partition Control	[***]
2.11	Password login for Aircard	[***]
2.12	Flow Congestion Control	[***]

2.1	Phase I Feature Description Document:

Qualcomm shall create a feature description document (“FDD”) detailing the specifics of the phase I features. Aircell shall review and provide feedback to such document. Qualcomm and Aircell shall come to agreement on scope and implementation to be incorporated in a final FDD.

Qualcomm to create draft [***]

Aircell to provide comments [***]

Aircell/Qualcomm discussion [***]

Qualcomm to release FDD [***]

2.2	Default ESN/Aircell as PPP username/password:

Priority 1: Qualcomm shall modify the existing Aircard software to default the MIB PPP Username and password to the ESN of the Aircard and “Aircell”, respectively. The MIB objects must continue to be read/write capable.

2.3	GAUP:

Priority 1: Qualcomm shall modify the existing Aircard software to support the Generic Attribute Update Protocol (GAUP) described in the 3GPP2 EVDO Rev A standard.

2.4	EVDO Rev A MFPA/Quality of Service (QoS):

Priority 2: Qualcomm shall modify the existing Aircard software to enable [***]:

a)	[***]

b)	[***]

c)	[***]

[***]

2.5	SNMP Interface to Indicate Switch Status:

Priority 2: Qualcomm shall modify the existing Aircard software to support retrieving the status of the switch logic via SNMP. [***]

2.6	Antenna Selection Using a Pre-defined PN Plan:

Priority 3: Qualcomm shall modify the existing Aircard software to minimize potential for transmitting on the wrong polarization by: [***].

2.7	Phase II Feature Description Document:

Qualcomm shall create a feature description document detailing the specifics of the phase II features. Aircell shall review and provide feedback. Qualcomm and Aircell shall come to agreement on scope and implementation.

Qualcomm to create draft [***]

Aircell to provide comments [***]

Aircell/Qualcomm discussion [***]

Qualcomm to release FDD [***]

2.8	SNMP Interface to Retrieve Pilot Set Information:

Priority 2: Qualcomm shall modify the existing Aircard software to retrieve PilotPN and PilotEng info for [***]

2.9	Key Up Dual Tx at Max Power w/o Fwd Link:

Priority 1: Qualcomm shall modify the existing Aircard software to support keying up both power amplifiers at max Tx power and transmitting data without a forward link present. Test version of Aircard will be loaded with this special version of the software to provide this test capability, this Aircard may be ordered from Qualcomm, and these aircards shall not be reprogrammed with operational version of the aircard software.

2.10	Boot Partition Control:

Priority 2: Qualcomm shall modify the existing Aircard software to read and set the bootflag on the XSCALE.

2.11	Password Login for Aircard:

Priority 3: Qualcomm shall modify the existing Aircard software to provide a configurable password for logging into the Aircard console.

2.12	Congestion Flow Control:

Priority 3: Qualcomm shall modify the existing Aircard software to provide a mechanism to signal when to back off on sending IP packets sent to the Aircard.

3.	Acceptance

Aircell shall report any defects preventing the feature from operating as detailed in the FDD to Qualcomm within [***] of a feature being delivered if test results from a jointly agreed to acceptance plan are provided, or [***] when no results are provided. Qualcomm shall use commercially reasonable efforts to provide fixes to the defects reported within [***] of notification. Aircell shall inform Qualcomm if a defect fix has not resolved the defect or if it created a new defect. Once all defects are resolved, the feature shall be deemed accepted.

Qualcomm shall use commercially reasonable efforts to fix any defects found after a feature has been accepted.

Delivery date for QoS is contingent on ZTE, the base station vendor, providing timely, adequate and accurate documentation regarding the functionality they have implemented.

4.	Payment Schedule

The following sets forth the payment for the features outlined in this statement of work. The phases will be invoiced upon acceptance of all features within the phase as outlined in Section 3. Payment is due [***] from the receipt of invoice.

Document Section #	Qualcomm Milestones	Amount
2.1-2.6	Acceptance of Phase I features	[***]
2.7-2.13	Acceptance of Phase II features	[***]

•	All milestone dates assume this amendment agreed and signed by two parties by [***], otherwise dates could be adjusted day-for-day.

Section 2. Effectiveness of Agreement; Acknowledgement of Non-Breach. Except as expressly provided herein, nothing in this Amendment No. 1 shall be deemed to waive or modify any of the provisions of the Agreement, or any amendment or addendum thereto. In the event of any conflict between the Agreement, this Amendment No. 1 or any other amendment or addendum thereof, the document later in time shall prevail. Each Party acknowledges and agrees that, as of the Amendment No. 1 Effective Date, the other Party has not materially breached any obligation under the Agreement, and that it has no knowledge of any other basis for termination of the Agreement.

Section 3. Counterparts and Facsimile Delivery. This Amendment No. 1 may be executed in two or more identical counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute this Amendment No. 1 when a duly authorized representative of each party has signed a counterpart. The parties may sign and deliver this Amendment No. 1 by facsimile transmission. Each party agrees that the delivery of this Amendment No. 1 by facsimile shall have the same force and effect as delivery of original signatures and that each party may use such facsimile signatures as evidence of the execution and delivery of this Amendment No. 1 by all parties to the same extent that an original signature could be used.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Amendment No.1 as of the Amendment No.1 Effective Date.

QUALCOMM INCORPORATED		AIRCELL LLC

By:	/s/ Peggy Johnson	By:	/s/ Joe Cruz
Name:	Peggy Johnson	Name:	Joe Cruz
Title:	EVP – Americas & India	Title:	EVP & CTO